UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SILVERBOW RESOURCES, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 29, 2024, SilverBow Resources, Inc. (the “Company”) issued the following press release containing a letter to its shareholders (the “Letter to Shareholders”):

INVESTOR CONTACT:

ir@sbow.com

(281) 874-2700, (888) 991-SBOW

MEDIA CONTACT:

Adam Pollack / Jed Repko

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

SilverBow Resources Successfully Executing Strategic Priorities to Drive Shareholder Value

Files Investor Presentation and Sends Letter to Shareholders Highlighting Track Record of Profitable Growth

Board Urges Shareholders to Vote “FOR” ALL of SilverBow’s Highly Qualified Directors on the WHITE Proxy Card

HOUSTON – April 29, 2024 – SilverBow Resources, Inc. (NYSE: SBOW) (“SilverBow” or the “Company”) today released an investor presentation and mailed a letter to shareholders in connection with the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). Both will be filed with the U.S. Securities and Exchange Commission. Additional company resources for the 2024 Annual Meeting can be found at www.futureofsilverbow.com.

Highlights include:

•	SilverBow Has a Strong Track Record of Outperformance: Since 2021, our total shareholder return is 503%, compared to 193% for the XOP E&P Index.[1]

•

Management Is Successfully Executing its Proven Strategy: We are generating strong operating results and recently set quarterly records for free cash flow and adjusted EBITDA.[2] We expect this momentum to continue; and

•	The Board Is Acting in Shareholders’ Best Interests: Our Board is composed of independent directors that bring direct industry expertise and public company board and executive leadership experience.

The full text of the letter follows:

Dear Fellow Shareholders,

[1]

As of 4/26/24. The total shareholder return (TSR) represents the total return earned on an investment in SilverBow common stock made on 12/31/20. For XOP, assumes that dividends were invested when received.

[2]	Non-GAAP measure. Refer to Appendix A to SilverBow’s March 28, 2024 Shareholder Letter (as filed with the Securities and Exchange Commission on March 28, 2024) for definitions and reconciliations.

SilverBow Resources’ Board and management team remain laser-focused on positioning the business to continue driving value for ALL shareholders. Our stock has significantly outperformed the XOP Index over the last several years.

On the other hand, Kimmeridge Energy Management Company, LLC, is running a costly proxy fight to gain control of your Company without paying you a premium for your investment. Kimmeridge has one goal: to force a dilutive, value-destructive combination with Kimmeridge Texas Gas (KTG).

Shareholders should note:

•	SilverBow Has a Strong Track Record of Outperformance: Since 2021, our total shareholder return is 503%, compared to 193% for the XOP E&P Index.[1]

•

Management Is Successfully Executing its Proven Strategy: We are generating strong operating results and recently set quarterly records for free cash flow and adjusted EBITDA.[2] We expect this momentum to continue.

•	The Board Is Acting in Shareholders’ Best Interests: Our Board is composed of independent directors that bring direct industry expertise and public company board and executive leadership experience.

To protect the value of your investment, using the WHITE proxy card, please vote “FOR” all SilverBow director nominees: Gabriel L. Ellisor, Kathleen McAllister and Charles W. Wampler.

You can learn more about the quality of our Board, positive governance changes and SilverBow’s value creation opportunity at www.futureofsilverbow.com.

Additional information that outlines our strategy can be found in the investor presentation SilverBow recently published at www.futureofsilverbow.com/investor-presentation.

SilverBow’s Proven Strategy Is Delivering Results

Our Board has been overseeing a clear and proven strategy to drive shareholder value by:

•	Building a scaled and durable portfolio characterized by a deep inventory of drilling opportunities and commodity diversity;

•	Driving efficiencies and enhancing margins to capture sustainable capital efficiencies and greater margins;

•	Delivering profitable growth through continued execution of our returns-focused strategy; and

•	Strengthening the balance sheet and deepening liquidity, with strong free cash flow generation.

The results of this strategy:

•	Secured decade+ of high-quality drilling inventory with about 1,000 locations across our 220,000 net acres;

•	Executed a transformative South Texas acquisition in late 2023 that enhanced scale and added important capital allocation flexibility;

•	Achieved peer-leading cost structure (opex 40%+ lower than peer average and cash G&A 65%+ lower than peer average) and best-in-class margin profile (EBITDA margin 20%+ higher than peer average);

•	Posted 21% average ROCE (2021-23);

•	Generated four consecutive years of free cash flow through ongoing capital discipline;

•	Improved our capital structure through a lower debt, higher liquidity focus; and

•	Optimized 2024 plan to maximize free cash flow and fund high-return oil and liquids developments.

Our success is being recognized by the market. The Company has outpaced the XOP E&P index since 2021, delivering total shareholder returns of 503% compared to 193% for the XOP E&P Index, as well as outsized returns over one-, three- and five-year periods.1,3

SilverBow’s Highly Qualified Directors Are Also Further Enhancing Our Governance

A strong Board and robust governance practices are critical to sustained value creation. Our legacy existing governance structure was adopted in the aftermath of our 2016 financial restructuring. As our original ownership has changed, our Board is evolving SilverBow’s governance to better align with best practices.

After discussions with our current shareholders, we are proposing significant governance changes at the upcoming 2024 Annual Meeting:

•	Declassifying the Board and providing for the annual election of all directors;

•	Adopting a majority voting standard in uncontested elections of directors; and

•	Eliminating the supermajority vote requirements for shareholders to amend certain provisions of our certificate of incorporation.

We have also continued to strengthen our Board with new skill sets, collective experiences and enhanced diversity.

We have a highly engaged, experienced Board that is working to maximize value. Since 2023, SilverBow has added four highly qualified new independent directors, which we believe gives us the right balance of valuable company knowledge and fresh perspectives in the boardroom. Each director has extensive experience in the energy sector, including Leland T. “Lee” Jourdan, the Board’s most recent addition.

[3]

As of 4/26/24. The 1, 3 and 5-year total shareholder return (TSR) represents the total return earned on an investment in SilverBow common stock made at the beginning of a 1, 3, and 5-year period, respectively. For XOP, assumes that dividends were invested when received.

Our three independent directors who are up for election at this year’s Annual Meeting – Gabriel L. Ellisor, Kathleen McAllister and Charles W. Wampler – bring extensive public company board and executive leadership experience. Of note, Kathleen McAllister is a recent addition to the Board, joining in January 2023.

Our Directors Are Independent, Highly Qualified and Not Conflicted
Gabriel L. Ellisor

•  Significant financial experience developed through 25 years in the finance sector of the oil and gas industry

•  Extensive M&A experience at Rivington Capital and serving as CFO of two oil and gas acquisition vehicles exited within five years for proceeds of $2.5 billion

•  Expertise in successfully raising capital at energy companies

Kathleen McAllister

•  Significant experience overseeing financial and operational functions at large multinational companies

•  Public company CEO and CFO experience at capital-intensive global companies in the energy value chain

•  Expertise executing strategic transactions, including leading Transocean Partners’ IPO in 2014

Charles W. Wampler

•  Significant understanding of E&P company challenges leveraging 40+ years of industry experience

•  Decades of operational expertise, including working as COO of large multinational energy companies

•  Track record of overseeing employee safety and minimizing environmental impacts of E&P operations

In contrast to Kimmeridge’s highly conflicted nominees who have a personal interest in supporting Kimmeridge’s dilutive proposal, our directors are focused on delivering value for SilverBow shareholders.

Kimmeridge’s Proxy Fight Is About Forcing a Value-Destructive Combination With Kimmeridge Texas Gas (KTG); Its Highly Conflicted Nominees Are Incentivized to Carry Out Kimmeridge’s Self-Serving Agenda

We have put out extensive information about our two-year engagement with Kimmeridge. This includes reaching a deal on agreed terms, which Kimmeridge ultimately reneged on because they were unable to secure financing. Most recently, Kimmeridge presented a value-destructive proposal to merge KTG with SilverBow which undervalued SilverBow while substantially overvaluing its own KTG assets. The SilverBow Board previously rejected the proposal, determining that it was NOT in the best interests of SilverBow shareholders. SilverBow published our analysis of the proposal in our April 22, 2024 shareholder letter, also available here.

Although Kimmeridge withdrew its proposal, we believe they are pursuing a proxy contest in an attempt to gain control of SilverBow and ultimately force this value-destructive transaction upon our shareholders.

We strongly believe appointing Kimmeridge’s nominees to the Board would jeopardize SilverBow’s proven strategy and business plan and ultimately diminish shareholder value. Kimmeridge’s three nominees – Carrie Fox, Douglas Brooks and Katherine Minyard – are not aligned with all SilverBow shareholders, and we believe the self-interested agenda of Kimmeridge and their nominees risks impeding our progress, ability to pursue non-Kimmeridge related business opportunities and the value we are poised to create for our shareholders.

VOTE THE WHITE PROXY CARD AND “FOR” SILVERBOW’S HIGHLY QUALIFIED, INDEPENDENT DIRECTOR NOMINEES

•	Gabriel L. Ellisor;

•	Kathleen McAllister; and

•	Charles W. Wampler

Thank you for your investment in SilverBow.

Sincerely,

The SilverBow Board of Directors

If you have any questions or require any assistance with voting your shares, please call SilverBow’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders: (877) 825-8793 (toll-free from the U.S. or Canada) or (412) 232-3651 (from other countries)

Banks and brokers may call collect: (212) 750-5833

Vote “FOR” All of SilverBow’s Highly Qualified Directors Today on the WHITE Proxy Card

Your Vote Is Important!

Please vote on the WHITE proxy card “FOR” the Company’s three nominees, “WITHHOLD” on Kimmeridge’s nominees, and “FOR” ALL other Company proposals using one of the following options:

•  Follow the instructions set forth on the WHITE proxy card to vote via the internet,

•  Follow the instructions set forth on the WHITE proxy card to vote by telephone, or

•  Mark, sign and date the WHITE proxy card and return it in the postage-paid envelope.

Remember, please discard and do not sign any gold Kimmeridge proxy card.

If you have already voted using a gold proxy card, you may cancel that vote simply by voting again using the Company’s WHITE proxy card.

Only your latest-dated vote will count!

If you have any questions about how to vote your shares,

please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders may call:

1 (877) 825-8793 (toll-free from the U.S. and Canada) or

+1 (412) 232-3651 (from other countries)

ABOUT SILVERBOW RESOURCES, INC.

SilverBow Resources, Inc. (NYSE: SBOW) is a Houston-based energy company actively engaged in the exploration, development and production of oil and gas in the Eagle Ford Shale and Austin Chalk in South Texas. With over 30 years of history operating in South Texas, the Company possesses a significant understanding of regional reservoirs that it leverages to assemble high quality drilling inventory while continuously enhancing its operations to maximize returns on capital invested.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent management’s expectations or beliefs concerning future events, and it is possible that the results described in this communication will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this communication, including those regarding our strategy, the benefits of the acquisitions, future operations, guidance and outlook, financial position, prospects, plans and objectives of management are forward-looking statements. When used in this communication, words such as “will,” “could,” “believe,”

“anticipate,” “intend,” “estimate,” “budgeted,” “guidance,” “expect,” “may,” “continue,” “potential,” “plan,” “project,” “positioned,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, the following risks and uncertainties: further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; risks related to recently completed acquisitions and integration of these acquisitions; volatility in natural gas, oil and natural gas liquids prices; ability to obtain permits and government approvals; our borrowing capacity, future covenant compliance; cash flow and liquidity, including our ability to satisfy our short-or long-term liquidity needs; asset disposition efforts or the timing or outcome thereof; ongoing and prospective joint ventures, their structures and substance, and the likelihood of their finalization or the timing thereof; the amount, nature and timing of capital expenditures, including future development costs; timing, cost and amount of future production of oil and natural gas; availability of drilling and production equipment or availability of oil field labor; availability, cost and terms of capital; timing and successful drilling and completion of wells; availability and cost for transportation and storage capacity of oil and natural gas; costs of exploiting and developing our properties and conducting other operations; competition in the oil and natural gas industry; general economic and political conditions, including inflationary pressures, further increases in interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war (including future developments in the ongoing conflicts in Ukraine and the Middle East); the severity and duration of world health events, including health crises and pandemics and related economic repercussions, including disruptions in the oil and gas industry, supply chain disruptions, and operational challenges; opportunities to monetize assets; our ability to execute on strategic initiatives, including acquisitions; effectiveness of our risk management activities, including hedging strategy; counterparty and credit market risk; the impact of shareholder activism and any changes in composition of the Company’s board of directors; pending legal and environmental matters, including potential impacts on our business related to climate change and related regulations; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; developments in world oil and natural gas markets and in oil and natural gas-producing countries; uncertainty regarding our future operating results; and other risks and uncertainties discussed in the Company’s reports filed with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All forward-looking statements speak only as of the date of this communication. You should not place undue reliance on these forward-looking statements. The Company’s capital budget, operating plan, service cost outlook and development plans are subject to change at any time. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this communication are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. The risk factors and other factors noted herein and in the Company’s SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the foregoing. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company, its directors and certain of its executive officers and employees are or will be participants in the solicitation of proxies from shareholders in connection with the 2024 Annual Meeting. The Company has filed the Definitive Proxy Statement with the SEC on April 9, 2024 in connection with the solicitation of proxies for the 2024 Annual Meeting, together with a WHITE proxy card.

The identity of the participants, their direct or indirect interests, by security holdings or otherwise, and other information relating to the participants are available in the Definitive Proxy Statement (available here) in the section entitled “Security Ownership of Board of Directors and Management” and Appendix F. To the extent holdings of the Company’s securities by the Company’s directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below.

SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain, free of charge, copies of all of the foregoing documents, any amendments or supplements thereto at the SEC’s website (http://www.sec.gov). Copies of the foregoing documents, any amendments or supplements thereto are also available, free of charge, at the “Investor Relations” section of the Company’s website (https://www.sbow.com/investor-relations).

On April 29, 2024, in connection with the Letter to Shareholders, the Company published the following presentation on its website:

SilverBow Resources Delivering Value for ALL Shareholders April 2024

Forward-Looking Statements




SilverBow



THE PRESENTATION MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent expectations or beliefs of the management of SilverBow Resources, Inc. ("SilverBow" or the "Company") concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company's control. All statements, other than statements of historical fact included in this presentation including those regarding our strategy, the benefits of the acquisitions, future operations, guidance and outlook, financial position, well expectations and drilling plans, estimated production levels, expected oil and natural gas pricing, long-term inventory estimates, estimated oil and natural gas reserves or the present value thereof, reserve increases, service costs, impact of inflation, future free cash flow and expected leverage ratio, value and development of locations, capital expenditures, budget, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, words such as "will," "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "outlook," "expect," "may," "continue," "potential," "plan," "project," "positioned," "should" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Important factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, the following risks and uncertainties: further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; risks related to recently completed acquisitions and integration of these acquisitions, volatility in natural gas, oil and natural gas liquids prices; ability to obtain permits and government approvals; our borrowing capacity, future covenant compliance; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; asset disposition efforts or the timing or outcome thereof; ongoing and prospective joint ventures, their structures and substance, and the likelihood of their finalization or the timing thereof; the amount, nature and timing of capital expenditures, including future development costs; timing, cost and amount of future production of oil and natural gas; availability of drilling and production equipment or availability of oil field labor; availability, cost and terms of capital; timing and successful drilling and completion of wells; availability and cost for transportation and storage capacity of oil and natural gas; costs of exploiting and developing our properties and conducting other operations; competition in the oil and natural gas industry; general economic and political conditions, including inflationary pressures, further increases in interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war (including future developments in the ongoing conflicts in Ukraine and the Middle East); the severity and duration of world health events, including health crises and pandemics and related economic repercussions, including disruptions in the oil and gas industry, supply chain disruptions and operational challenges; opportunities to monetize assets; our ability to execute on strategic initiatives, including acquisitions; effectiveness of our risk management activities, including hedging strategy; counterparty and credit market risk; the impact of shareholder activism and any changes in composition of the Company's board of directors; pending legal and environmental matters, including potential impacts on our business related to climate change and related regulations; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; developments in world oil and natural gas markets and in oil and natural gas-producing countries; uncertainty regarding our future operating results; and other risks and uncertainties discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2023 ("Form 10-K"), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. The Company's capital budget, operating plan, service cost outlook and development plans are subject to change at any time. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this communication are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved.

The risk factors and other factors noted herein and in the Company's SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the foregoing. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of the presentation or to reflect the occurrence of unanticipated events, except as required by law.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of resources that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including peer company public disclosure, independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures, such as EBITDA, Adjusted EBITDA, EBITDA Margin, Leverage Ratio, Cash General and Administrative Expenses, Free Cash Flow, Net Debt to Adjusted EBITDA and PV-10. SilverBow believes these metrics and performance measures are widely used by the investment community, including investors, research analysts and others, to evaluate and useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures, as presented, may have differing calculations among companies and investment professionals and may not be directly comparable to the same measures provided by others. A non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company's financial or operating performance presented in accordance with GAAP. Please see the Appendix to this presentation for more information regarding the non-GAAP measures in this presentation. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding SilverBow's PV-10 as of 12/31/23 using SEC pricing as of 3/29/24, except as otherwise indicated. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow RESOURCES®

Investor Presentation 2 4/28/2024

Important Additional Information and Where to Find It The Company, its directors and certain of its executive officers and employees are or will be participants in the solicitation of proxies from shareholders in connection with the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The Company has filed a definitive proxy statement (the “Definitive Proxy Statement”) with the SEC on April 9, 2024 in connection with the solicitation of proxies for the 2024 Annual Meeting, together with a WHITE proxy card. The identity of the participants, their direct or indirect interests, by security holdings or otherwise, and other information relating to the participants are available in the Definitive Proxy Statement in the section entitled “Security Ownership of Board of Directors and Management” and Appendix F. To the extent holdings of the Company’s securities by the Company’s directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain, free of charge, copies of all of the foregoing documents, any amendments or supplements thereto at the SEC’s website (http://www.sec.gov). Copies of the foregoing documents, any amendments or supplements thereto are also available, free of charge, at the “Investor Relations” section of the Company’s website (https://www.sbow.com/investor-relations). Investor Presentation 3 4/28/2024

Delivering Value for ALL SilverBow Shareholders

SilverBow RESOURCES®

Track Record of Strong Performance	▪ **SilverBow has a strong track record of executing and delivering results** • Total shareholder returns outpacing peers across 1, 3 and 5-year periods[(1)] • Significantly outperforming peers since 2021 – SilverBow TSR of 503% vs. XOP of 193%[(1)]
Executing Our Strategy for Shareholder Value Creation	▪ **SilverBow has a proven strategy for driving shareholder value creation** • Building a scalable and durable portfolio with commodity diversification • Driving efficiencies and enhancing margins • Delivering profitable growth through disciplined capital allocation • Strengthening the balance sheet and deepening liquidity ▪ **SilverBow has significant momentum as we continue to successfully execute on our strategy**
Kimmeridge's Tactical Games	▪ **Kimmeridge has repeatedly resorted to aggressive tactics to force an unfavorable transaction** • Accumulated a stake and filed a 13G filing (indicating passive intent) while negotiating a transaction • Reneged on a deal to acquire SilverBow for a meaningful premium as it failed to secure financing • Went public, rather than trying to negotiate with the Board, with a proposal that substantially undervalued SilverBow and overvalued its Kimmeridge Texas Gas (KTG) assets; then abruptly withdrew the proposal when this value gap was demonstrated publicly ▪ **Kimmeridge is continuing its proxy fight so that its compromised, conflicted nominees can eventually force a transaction that would be value-destructive to SilverBow shareholders**
Independent, Experienced Board	▪ **Our Board has overseen consistent outperformance and has positioned SilverBow to deliver future value** ▪ **Our experienced Board has substantial M&A experience and is open to all paths to creating value**

(1) As of 4/26/24. The 1, 3 and 5-year total shareholder return (TSR) represents the total return earned on an investment in SilverBow common stock made at the beginning of a 1, 3, and 5-year period, respectively. The TSR since 2021 represents the total return earned on an investment in SilverBow common stock made on 12/31/20. For XOP, assumes that dividends were invested when received

Investor Presentation 4 4/28/2024

Our Proven Strategy to Drive Shareholder Value

SilverBow RESOURCES®

Track Record of Executing Our Proven Strategy and Delivering Results

- **Building a Scaled and Durable Portfolio**
- **Driving Efficiencies and Enhancing Margins**
- **Delivering Profitable Growth**
- **Strengthening Balance Sheet and Deepening Liquidity**

Key Facts(1)

Disciplined Growth	▪ Executing disciplined organic and M&A growth strategy ▪ **144%** free cash flow(2) per share growth (FY23-FY24E)
Capital Discipline	▪ Maintain conservative reinvestment rate(2) of **~75%** ▪ Generate free cash flow(2) of **$125 - $150 million** (FY24E)
Commodity Diversification	▪ Increased proved oil/liquids reserves by **95%** (YE23) ▪ Development optionality: **65%+** acreage is **70%+** oil/liquids
Capital Allocation Policy	▪ Adjusted capital program to focus on oil/liquids development ▪ **<20%** of capital expenditures (FY24E) allocated to gas
Risk Management	▪ Hedged **75%** of gas production (FY24E) at average price of **$3.83 / Mcf**
Balance Sheet Management	▪ Long-term leverage target of **<1.0x**(2)(3) ▪ Substantial liquidity position of **$479 million** (YE23)

(1) FY24E metrics reflect the midpoint (as applicable) of full year 2024 guidance as disclosed by the Company on 2/28/24
(2) Non-GAAP measure. Refer to Appendix for definitions and reconciliations
(3) Leverage target measured in Total Debt / LTM Adjusted EBITDA

Investor Presentation 5 4/28/2024

Our Track Record of Strong Performance Total Shareholder Returns Significantly Outpacing the XOP Since 2021(1) 503% 193% Jan 21 Apr 21 Jul 21 Oct 21 Jan 22 Apr 22 Jul 22 Oct 22 Jan 23 Apr 23 Jul 23 Oct 23 Jan 24 Apr 24 SBOW XOP Delivering Outsized Returns Over the Near- and Long-Term Periods(1) 1 Year 3 Year 5 Year SBOW 45% SBOW 234% SBOW 72% XOP 31% XOP 118% XOP 42% (1) As of 4/26/24. The 1, 3 and 5-year total shareholder return (TSR) represents the total return earned on an investment in SilverBow common stock made at the beginning of a 1, 3, and 5-year period, respectively. The TSR since 2021 represents the total return earned on an investment in SilverBow common stock made on 12/31/20. For XOP, assumes that dividends were invested when received Investor Presentation 6 4/28/2024

Executing Our Strategy for Shareholder Value Creation Investor Presentation 7 4/28/2024

Building a Stronger, More Profitable SilverBow Scaled and Durable Portfolio Corporate Efficiency Acreage Gross Locations EBITDA Margin(1) Cash G&A(1) (000s) ($/Boe) ($/Boe) 220 $1.62 ~1,000 $24.75 155 $0.88 446 $13.14 YE20 YE23 FY20 FY23 FY20 FY23 YE20 YE23 Profitable Growth Balance Sheet Strength Production Free Cash Flow(1)(2) Leverage Ratio(1)(3) Liquidity (MBoe/d) ($MM) ($/sh) ($MM) 89 $138 2.5x $479 <1.5x 46% oil/NGL $61 $5.39/sh 30 $82 24% oil/NGL $5.10/sh FY20 FY24E FY20 FY24E YE20 YE24E YE20 YE23 Note: FY24E metrics reflect the midpoint of full year 2024 guidance as disclosed by the Company on 2/28/24 (1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations (2) FY24E FCF per share reflects the midpoint of full year 2024 FCF guidance as disclosed by the Company on 2/28/24 and common shares outstanding as of 4/26/24 (3) Leverage Ratio = Total Debt / LTM Adjusted EBITDA Investor Presentation 8 4/28/2024

SilverBow Resources

SilverBow's Proven Acquisition Strategy to Create Value

SilverBow's Core Acquisition Criteria

- ✓ Enhance scale and asset durability
- ✓ Add quality inventory that competes for capital "today"
- ✓ Provide synergies to enhance margins and capital efficiencies through SilverBow's proven operating practices
- ✓ Generate significant free cash flow (FCF)[(1)]
- ✓ Accretive to key financial metrics (e.g., FCF and FCF per share)
- ✓ Maintain balance sheet strength and/or create a pathway to rapid deleveraging

SilverBow's Track Record of Value-Enhancing Transactions

San Isidro Development Company, LLC	Post Oak Energy Capital	Teal Natural Resources	SandPoint Resources LLC	Sundance Energy	Arkoma Drilling	ConocoPhillips	Chesapeake Energy
Q3 2021	Q4 2021	Q4 2021	Q2 2022	Q3 2022	Q3 2022	Q4 2022	Q4 2023

Refer to page 21 for details on why Kimmeridge's most recent proposal failed to meet SilverBow's core acquisition criteria – and would have been dilutive to SilverBow shareholders

(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations

Investor Presentation 9 4/28/2024

Intentional Strategy to Improve Commodity Diversification

SilverBow RESOURCES®

- Largest pure play Eagle Ford Operator with ~220,000 net acres across all commodity phases
  - 10+ years of quality inventory across prolific oil and gas opportunities
  - Acquisition strategy added liquids-rich inventory and commodity diversity
  - Nearly doubled percentage of high-value oil/liquids production
  - Proximity to premium Gulf Coast markets maximizes oil and gas price realizations and creates top-tier industry EBITDA margins(1)
- Organic drilling and strategic acquisitions expected to improve oil/liquids production to 46% in FY24E
  - 80%+ FY24E capital program allocated to oil/liquids development



Production Evolution(2)
76%
10%
14%
61%
14%
25%
54%
18%
28%
% Oil/ Liquids
24%
39%
46%
FY20
FY23
FY24E
Gas
NGL
Oil

Source: FactSet, Company filings
(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations
(2) FY24E metrics reflect the midpoint of full year 2024 guidance as disclosed by the Company on 2/28/24

Investor Presentation 10 4/28/2024

Best-in-Class Margins

- Relentless focus on efficiency gains and lowering costs
- Peer-leading cost structure and margin profile
  - EBITDA margin[1] 20%+ higher than peer average
  - Cash G&A[1] 65%+ lower than peer average

Corporate Efficiency

EBITDA Margin[1]



($/Boe)
$13.14
$24.75
+88%
FY20
FY23

Cash G&A[1]



($/Boe)
$1.62
$0.88
(46%)
FY20
FY23

Best-in-Class Margins[2]

FY23 EBITDA Margin[1]

EBITDA margin[1] 20%+ higher than peer average



72%
Peer Average 59%
Peer A
SBOW
Peer B
Peer D
Peer C
Peer E
Peer F
Peer G
Peer H
Peer I
Peer K
Peer J
Peer L
Peer M

FY23 Cash G&A[1]

Cash G&A[1] 65%+ lower than peer average



($/Boe)
Peer Average $2.78
$0.88
Peer I
SBOW
Peer A
Peer J
Peer K
Peer G
Peer H
Peer D
Peer B
Peer E
Peer F
Peer C
Peer L
Peer M

(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations
(2) Peer Group (in alphabetical order) includes: BRY, BTE, CNX, CRC, CRGY, CRK, ERF, HPK, MGY, REI, REPX, SM, VTLE. Peer group EBITDA margins sourced from FactSet

Investor Presentation 11 4/28/2024

Leading Operational Efficiencies Sundance Development Program â–ª Focus on efficient operations has resulted (MBoe 20:1) Cumulative Production in substantial increases in production SBOW SNDE 2024 SBOW Program ~27% ~115% metrics and decreases in drilling costs on Uplift acquired assets Uplift 0 2 4 6 8 10 12 • Achieved significant production uplift Producing Month compared to prior operators Teal / Conoco Development Program (MBoe 20:1) Cumulative Production â–ª Deep, in-basin technical experience and ~75% SBOW Teal/COP SBOW 2024 Program Uplift regional scale across Western Eagle Ford ~170% Uplift â–ª Scalable operating platform builds momentum in efficiency gains 0 2 4 6 8 10 Producing Month Relentless Focus on Lowering Operational Costs Well Costs(1) Completion Costs D&C Costs vs. Plan ($/ft) ($/ft) ($MM) 2022 2023 2022 2023 FY23 Plan FY23 Actual Note: Average cumulative production (20:1 Mcfe to Boe) (1) Well costs include drilling, completion and facilities spend Investor Presentation 12 4/28/2024

Consistent, Returns-Focused and Profitable Growth Strategy

SilverBow RESOURCES®

- Generated record Adjusted EBITDA(1) and FCF(1) in 4Q23
- Significantly increased production and FCF per share since 2020 through acquisitions and organic drilling
- Reduced 2024 investment levels in dry gas areas by 15%; maintained oil and liquids production

FCF Improvement

FCF Per Share(1)(2)



($/share)
$2.21
+144%
$5.39
FY23
FY24E

FCF Per Boe(1)(2)



($/Boe)
$2.59
+62%
$4.20
FY23
FY24E

Peer Leading Profitable Growth

Production Per Debt Adjusted Share Growth(3)(4)



(2022-2024E)
27%
Average 10%
Peer G
SBOW
Peer L
Peer A
Peer B
Peer D
Peer C
Peer K
Peer E
Peer H
Peer M
Peer J
Peer I
Peer F

FCF Per Share Growth(4)(5)



(2022-2024E)
151%
Average 3%
SBOW
Peer C
Peer H
Peer J
Peer D
Peer K
Peer B
Peer E
Peer M
Peer F
Peer I
Peer G
Peer A
Peer L

Note: Peer Group (in alphabetical order) includes: BRY, BTE, CNX, CRC, CRGY, CRK, ERF, HPK, MGY, REI, REPX, SM, VTLE

(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations

(2) FY24E per share metrics reflect the midpoint (as applicable) of full year 2024 guidance as disclosed by the Company on 2/28/24; per share metric based on common shares outstanding as of 4/26/24

(3) Production per debt adjusted share growth calculated as production divided by CSO plus debt adjusted shares. 2024E production per debt adjusted share adjusted for debt paydown (incorporates 2024E FCF less dividends)

(4) Projections based on FactSet consensus estimates as of 4/26/24 for SilverBow and all peers and do not reflect management guidance

(5) Peer group FCF calculated as (CFO-Capex) / common shares outstanding

Investor Presentation 13 4/28/2024

Strengthening Balance Sheet and Deepening Liquidity Driving Toward Long-Term Leverage Ratio Target of <1.0x Leverage(1)(4) Long-term <1.0x leverage target 2.5x 1.6x <1.5x FY24 gas hedged at YE20 YE23 YE24E ~75% attractive prices Liquidity ($MM) $479 MTM value of hedge $82 $170MM position(2) YE20 YE23 Free Cash Flow(1)(3) ($MM) $138 Increase in liquidity $61 $84 $56 100% (YE23 / YE22) $22 FY20 FY21 FY22 FY23 FY24E (1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations (2) Credit facility drawn, second lien outstanding and mark-to-market (MTM) as of 12/31/23 (3) FY24E metrics reflect the midpoint of full year 2024 guidance as disclosed by the Company on 2/28/24 (4) Leverage Ratio = Total Debt / LTM Adjusted EBITDA Investor Presentation 14 4/28/2024

Sustainably Delivering Long-Term Value Commitment to Our Environment, Our People and Our Communities Continuous improvement and optimization of acquired assets Recognized as a Top Workplace by the Houston Chronicle for fourth consecutive year Released inaugural Sustainability Report in 2023; expanding ESG-related disclosures and initiatives, which are SASB and GRI-aligned Environment Social Governance Responsibly reducing environmental footprint Maintaining a safe and inclusive workplace Aligning governance practices and proactive through sustainable operations and community engagement to improve stakeholder value Continuously identify emission reduction projects 2023 TRIR: 0.21 Experienced Board; 89% independent, throughout asset base, with a focus on methane 44% diverse, added 4 new independent Support professional/personal development via reductions directors since 2023 continuing education, training and wellness programs Changed facility designs to reduce methane Annual compliance by all directors, officers emissions, including conversion of facilities run by Attract and retain employees through flexible and and employees natural gas to compressed air hybrid work-from-home corporate schedule Invest in local communities via job creation, Executive compensation tied closely to strategic “SBOW Cares” initiatives, volunteering and objectives and Company performance Implemented additional continuous monitoring sites focused on methane and continue to review charitable donations Full Board retains responsibility for asset base to add more Commitment to an inclusive work environment: sustainability/ESG oversight diversity of skill, viewpoints, backgrounds, experience and demographics Split Chairman of the Board and Chief Executive Officer positions Note: SASB = Sustainable Accounting Standards Board; GRI = Global Reporting Initiative; TRIR = Total Recordable Incident Rate Investor Presentation 15 4/28/2024

SilverBow’s Value Proposition Building Scaled and Driving Efficiencies and Durable Portfolio Enhance Margins Established operator with commodity Competitive cost structure with diversification, capital flexibility and relentless focus on margins and technical experience capital efficiency Protect Balance Deliver Profitable Sheet Growth Financial discipline predicated on low Maximize return on capital through leverage, ample liquidity and free cash ability to shift capital between oil and flow generation gas investments Investor Presentation 16 4/28/2024

Kimmeridge’s Tactical Games Investor Presentation 17 4/28/2024

SilverBow’s Board Constructively Engaged with Kimmeridge in Good Faith Regarding a Transaction… 30+ Meetings and calls 20+ Months of engagement Multiple Transaction structures proposed and evaluated 2 NDAs executed to conduct due diligence with access to VDR Deal with agreed terms, which Kimmeridge failed to deliver due to lack of 1 financing – despite representing no financing contingencies SilverBow is open to engage on all strategic transactions to maximize value for shareholders However, we will not enter a transaction that undervalues the Company, unreasonably inflates the value of the KTG assets and destroys value for SilverBow shareholders Investor Presentation 18 4/28/2024

...But Kimmeridge Resorted to Aggressive Tactics to Pressure SilverBow

SilverBow RESOURCES®

Kimmeridge's Aggressive Actions…

Laredo Auction *June 2022*	Open Market Accumulations to Influence SilverBow *July 2022*	Failure to Consummate An Agreed Transaction *March 2023*	Proxy Fight *March 2023; January 2024*	Public Hostile Proposal *March 2024*
▪ Pressured SilverBow to not bid for Laredo assets and stated their intent to subsequently merge Laredo assets with SilverBow Preceding this, Kimmeridge built an initial 3% stake in 1Q22 and continued to trade SilverBow shares in 2Q22	▪ Accumulated 15% stake ▪ Tried to buy more shares via block trades ▪ Filed misleading passive investor 13G instead of 13D disclosing activist agenda even though at the same time they were actively trying to transact with SilverBow	▪ Misrepresented certainty of financing in a deal with agreed terms ▪ Walked away from transaction at the goal line	▪ Threatened to pursue control of SilverBow through multiple successive proxy fights instead of paying control premium to SilverBow shareholders ▪ Rejected reasonable efforts towards a settlement	▪ Submitted public proposal that substantially undervalues SilverBow and overvalues KTG ▪ Repeatedly and publicly misrepresented SilverBow's openness to engage ▪ Abruptly withdrew proposal instead of enhancing offer

June 2022 → March 2023 → Today

SilverBow has constructively engaged with Kimmeridge regarding a potential transaction for almost two years…

…however, at each stage, Kimmeridge resorted to aggressive tactics instead of delivering a transaction that provides full and fair value for SilverBow shareholders

Investor Presentation 19 4/28/2024

Kimmeridge’s Proposal was Not in SilverBow Shareholders’ Best Interest mmeridge’s strategic plan is destructive to SilverBow’s balanced commodity strategy mmeridge’s bid for SilverBow was just an attempt to rescue itself from KTG’s value-destroying Laredo acquisition mmeridge’s own disclosure showed how dilutive their proposed deal would be for verBow shareholders mmeridge has been running KTG contrary to its own white papers mmeridge was trying to force SilverBow shareholders into the exact type of transaction Kimmeridge warns other public E&Ps against sets of KTG are of lower quality and do not compete for capital vs SilverBow’s entory mmeridge’s proposed combined company governance was not in the best interest of shareholders – with Kimmeridge’s supermajority ownership and control of 5 out of Board seats Note: See Appendix A Investor Presentation 20 4/28/2024

KTG Proposal Failed to Meet SilverBow's Proven Acquisition Criteria

Key Metrics	KTG Proposal[1]	SilverBow's Acquisition of Chesapeake's South Texas Assets
Enterprise Value (EV) ($MM)	$1,421	$700
4Q23 Net Production (MMcfe/d, 6:1)	190	197
4Q23 Net Production (MMcfe/d, 20:1)	265	473
FY23 EBITDA	$94	$264
FY23 FCF[2]	($229)	$130
2023 Reinvestment Rate[3]	378%	51%
Base PDP Decline (2024-2025) [4]	41%	26%
YE23 Reserves PDP PV10 (SEC) ($MM)	$650	$821
YE23 Reserves 1P PV10 (SEC) ($MM)	$961	$1,166
YE23 Reserves, PUD Locations	301	151
YE23 Reserves, PUD Locations, 5 Years	177	151
Key Transaction Multiples		
EV / Net Production, 6:1, $/MMcfe	$7,479	$3,552
EV / Net Production, 20:1, $/MMcfe	$5,355	$1,480
EV / EBITDA	15.1x	2.6x
FCF Yield / EV	(16%)	19%
PDP PV 10 / EV	0.5x	1.2x
1P PV 10 / EV	0.7x	1.7x
EV / PUD Location ($MM) [5]	$2.6	$0.0
EV / PUD Location Drilled in 5 Years ($MM) [5]	$4.4	$0.0

Kimmeridge's proposed valuation of KTG was counter to SilverBow's core acquisition criteria – in contrast, SilverBow's acquisition of the Chesapeake South Texas assets delivered on all criteria

(1) 4Q23 and FY23 metrics based on Kimmeridge publicly provided data; not adjusted to reflect pro forma full period results from KTG's BlackBrush acquisition
(2) FCF calculated as asset EBITDA less Capex
(3) Reinvestment rate calculated as Capex / Sum of Capex and FCF
(4) Base PDP Decline calculated as FY25 net production / FY24 net production (PDP only) -1
(5) After adjusting for PDP PV-10

Investor Presentation 21 4/28/2024

Analysts Have Raised Serious Concerns Regarding the KTG Proposal

SilverBow RESOURCES®

JOHNSON RICE
& COMPANY

"**Using high level metrics, the merger proposal does not look favorable to SilverBow shareholders.** Kimmeridge's proposal values KTG at $1.4B, and KTG production stands at 315 Mmcfe/d, 85% natural gas. SilverBow **has an EV of $2.0B and production of 545 Mmcfe/d, 55% natural gas. Under the proposal KTG would represent 37% of combined production and 41% of combined value. On a cash flow basis, the relative contribution of KTG would be even lower, given KTG's higher natural gas percentage**. "

March 13, 2024

KeyBanc
Capital Markets

"It is unclear to us if stand-alone KTG should be valued at the same trading multiple as SilverBow shares. […] **We believe using a similar trading multiple for both SilverBow shares and private operator KTG for merger math may not make sense.** While KTG has a lower leverage profile, it is smaller in terms of total production, liquids production, and annual EBITDA. Should the two parties engage in discussions, we expect the total number of shares to be issued to be a prominent debate point. We are unsure if issuing 32.4M shares to Kimmeridge for KTG is in the best interests of SilverBow shareholders."

March 14, 2024

Source: Wall Street Research
Note: Permission to use quotes neither sought nor obtained

Investor Presentation 22 4/28/2024

Kimmeridge’s Proxy Fight is Just Another Aggressive Tactic to Force an Unfavorable Transaction on SilverBow Shareholders 1. Nominees have close ties to or history with Kimmeridge 2. Each Kimmeridge nominee has been promised a seat on the combined company board if a KTG-SilverBow transaction were to be completed 3. Kimmeridge rejected SilverBow’s settlement proposal to cooperate in adding a true independent director X CARRIE FOX Has $3 MILLION PERSONAL INTEREST IN KIMMERIDGE Fund VI Only public director experience serving as director alongside Ben Dell, Kimmeridge Managing Partner, at two Kimmeridge-controlled companies NO PUBLIC SENIOR EXECUTIVE EXPERIENCE – vs. 7 out of 9 current directors bring this experience DOUGLAS BROOKS X Mixed track record, overseeing SHAREHOLDER VALUE DESTRUCTION during director and executive tenures at a number of companies, with an average TSR underperformance of approximately (60%) Connections with Kimmeridge since 2022 at California Resources Skills and experience overlap with existing SilverBow directors and do not enhance the overall Board X KATHERINE MINYARD Served as a Kimmeridge nominee at another target company Only public company director experience as director nominated by Kimmeridge NO OPERATIONAL EXPERIENCE in the E&P sector NO PUBLIC SENIOR EXECUTIVE EXPERIENCE – vs. 7 out of 9 current directors bring this experience Self-interested and highly conflicted nominees – their interests are not aligned with SilverBow shareholders Investor Presentation 23 4/28/2024

Independent, Experienced Board Aligned with Shareholders’ Best Interests Investor Presentation 24 4/28/2024

SilverBow's Independent Board Has the Right Skills and Capabilities That Our Strategy Requires

SilverBow RESOURCES®

Public Company Leadership Experience	Public Company Senior Executive	7/9
	Public Company Director	9/9
Relevant Sector Experience	E&P	8/9
	Operational	6/9
	Energy	9/9
Financial and Strategic Expertise	M&A / Strategic Transactions	8/9
	Capital Allocation / Financing	6/9
	Accounting / Audit	8/9
Governance & Risk Management	Corporate Governance	7/9
	Environmental, Health, Safety & Sustainability	7/9
	Strategic Planning & Risk Management	7/9

Strong Board Leadership

~88% Independent Directors

100% Fully-independent Board committees

~4.3 years Average tenure of independent directors

4 New independent directors added since 2023

33% Gender diversity

44% Diverse directors

No director on SilverBow's Board has any ties to Kimmeridge

SilverBow has the right Board to represent shareholder interests and deliver on our potential

Source: 2024 proxy statement

Investor Presentation 25 4/28/2024

The SilverBow Board Has Actively Managed its Governance

SilverBow is Actively Enhancing Governance

SilverBow Proposals at the 2024 AGM

- ✓ Amendment to declassify the Board and provide for the annual election of all directors
- ✓ Amendment to adopt a majority voting standard in uncontested elections of directors
- ✓ Amendment to eliminate supermajority voting provisions

- Legacy governance structure was adopted to align with the ownership stake held by Strategic Value Partners (SVP) and other original large shareholders following the Company's re-emergence in 2016
- SilverBow listed on the NYSE on May 5, 2017, a year following our re-emergence; original large shareholders were supportive of legacy governance structure
- Concurrent with SVP's sell down in 4Q23, the Board is actively aligning SilverBow's governance policies with best practices, including SVP director stepping down from the Board

SilverBow's Board and Governance Fully Aligned with Shareholders

- Since 2023, SilverBow added four new independent directors
  - Each director has extensive energy sector, executive leadership, business development and M&A experience
- Changes to adopt enhanced governance practices have been directly informed by proactive engagement with our current investors and taking their feedback into account
  - The governance proposals being presented at the 2024 AGM are reflective of shareholder feedback

Investor Presentation 26 4/28/2024

SilverBow Has Regularly Enhanced the Board with Independent, Diverse and Expert Perspectives

SilverBow RESOURCES®



Leland "Lee" T. Jourdan

- Service commenced March 2024
- Deep experience in the oil and gas industry, and his leadership and accomplishments in promoting diversity, equity and inclusion ("DEI") have been widely recognized
- Brings a demonstrated track record in commercial and business development, mergers and acquisitions, international and LNG markets, natural gas trading and risk management experience
- Most recently served as Chief Diversity and Inclusion Officer for Chevron, from 2018 to 2021



Ellen R. DeSanctis

- Service commenced November 2023
- More than 4 decades of industry experience
- ~25 years executive experience in the board arena with a stakeholder engagement focus and some of the most successful companies in the upstream oil and gas sector
- Most recently served as Senior Vice President of Corporate Relations for ConocoPhillips, where she worked from 2012 until her retirement in 2022



Kathleen McAllister

- Service commenced January 2023
- Seasoned public company executive and director who has held diverse leadership roles, including CEO and CFO positions, in global, capital-intensive companies in the energy value chain
- Most recently served as President, Chief Executive Officer, and Director of Transocean Partners LLC from 2014 to 2016 and as Chief Financial Officer in 2016
- Received National Association of Corporate Directors Directorship 100 Honoree recognition in 2023

Up for re-election at 2024 annual meeting



Jennifer M. Grigsby

- Service commenced January 2023
- Over 30 years of senior management experience in accounting, treasury, risk management, corporate governance, and corporate finance, primarily in the E&P industry
- Most recently served as Secretary of Economic Administration for the State of Oklahoma, from March 2021 through November 2022 and as Executive Vice President and Chief Financial Officer at Ascent Resources, LLC

SilverBow has refreshed half of the independent directors on the Board, adding four new independent directors since 2023

Investor Presentation 27 4/28/2024

Compensation Program Aligns Pay with SilverBow's Performance and Strategy for Shareholder Value Creation

SilverBow RESOURCES®

Executive & Board Compensation Tied Directly Shareholder Value Creation

- SBOW's compensation programs are aligned with traditional peer frameworks and long-term shareholder interests
  - Cash compensation heavily weighted towards returns and profitability driven measures
  - LTIP compensation is 100% equity (65% PSUs – three-year cliff vesting based on TSR / 35% RSUs vesting ratably over a three-year period)
- In 2023, more than 80% of the CEO's target pay was "at-risk"
- Directors receive predominantly stock-based compensation, with cash used solely for the quarterly retainer
  - 100% RSU-based compensation for annual long-term incentives
- Executive officers and directors own 3.8%[1] of shares outstanding – interests are aligned with shareholders

2023 Executive Compensation KPIs Directly Linked to Most Important Value Creation Metrics

Low end = "Threshold" / High end = "Stretch Goal"

▲ 2023 Actual SilverBow Performance

90% of executive KPIs are based on returns & profitability focused metrics

	Production[2] (MMcfed)	Total OPEX[3] ($ / Mcfe)	FCF[4] ($MM)	D&C Capex Returns[5] (ROR%)	TSR[6] (%)	Strategic Goal[7]	ESG Scalar[8]
2023 Weighting:	10%	15%	20%	20%	10%	25%	0.9-1.1
High end ("Stretch Goal")	345	$1.49	$40.0	78%			
2023 Actual	340	$1.56	$36.9	58%	2%		
Low end ("Threshold")	300	$1.78	$0.0	30%			

In 2023, our performance against stated financial and non-financial goals resulted in an overall 2023 KPI Bonus Payout of 157%

	Production (Mboe/d)	Total OPEX ($ / Boe)	FCF ($MM)	D&C Capex Returns (ROR%)	TSR (%)	Strategic Goal	ESG Scalar
2024 Weighting:	10% ↔	15% ↔	25% ↗	25% ↗	15% ↗	10% ↘	0.9-1.1 ↔

2023 Strategic Goal

Payout based on the following achievements:

- Portfolio expansion efforts and addition of 300 gross high ROR locations through the South Texas Acquisition
- >50 gross locations through leasing activity and Austin Chalk testing
- SBOW's ability to optimize its balance sheet and enhance liquidity
- $350 million of incremental Second Lien notes raised
- Net proceeds of $97 million through a follow-on equity offering
- Decrease in credit facility utilization

100% stock-based LTIP program with annual KPI-based cash program for executives

(1) Includes all executive officers and directors as a group, per 2024 proxy statement
(2) Production based on annual net sales during the performance period and measured in one million cubic feet of natural gas equivalents per day (MMcfe/d)
(3) Comprised of: lease operating expenses, transportation and production expenses, production taxes and cash general and administrative expenses
(4) FCF is calculated as net income (loss) plus (less) depreciation, depletion and amortization, accretion of asset retirement obligations, interest expense, impairment of oil and natural gas properties, net losses (gains) on commodity derivative contracts, amounts collected (paid) for commodity derivative contracts held to settlement, income tax expense (benefit), and share-based compensation expense (Adjusted EBITDA); plus (less) monetized derivative contracts, cash interest expense, capital expenditures and current income tax (expense) benefit
(5) Drilling and Completion (D&C) Capex returns is a measure of the rate of return ("ROR") on the wells brought online during the program last year. The well set excludes any exploration or portfolio expansion tests and only wells with a first sales date in the program year are considered. The calculation is based on well performance estimation and capital associated with mobilization, location, drilling, completion and hook-up as well as other operating costs, taxes and marketing expenses
(6) Total Shareholder Return (TSR) is measured at the intersection of the Company's absolute total shareholder return and its relative total shareholder return compared to the Company's 2023 performance peer group based on a matrix outlined in the CD&A of the Company's 2023 Proxy. SBOW finished at the 60th percentile of its peers, on a relative TSR basis which was 2% on an absolute TSR basis and yielded a 9.8% payout
(7) Strategic goals focused on (1) adding high ROR locations through cost effective organic evaluations, A&D and leasing and (2) balance sheet optimization to enhance liquidity and reduce utilization of the Company's credit facility
(8) The ESG Scalar consisted of both a health and safety component (TRIR – 50%) and ESG program component (50%); in 2023, the company had a TRIR of 0.21 and expanded its sustainability disclosures with the publication of our inaugural Sustainability report; the Compensation Committee ultimately approved a 1.04 multiplier, slightly above target

Investor Presentation 28 4/28/2024

SilverBow’s Executive Compensation is Below Median of Peers Based on analysis by independent compensation consultant 2023 Executive Compensation Below Peer(1) Median Total Direct Compensation Compared to Proxy Peers(1) Target Total Direct Compensation (TDC) ($MM) 25P 50P 75P Peer 1 $8.3 CEO COO Peer 2 $7.9 CFO Peer 3 $7.1 Peer 4 $7.0 Total Target Cash Compensation (TCC) 25P 50P 75P Peer 5 $6.8 CEO Peer 6 $6.8 COO CFO Peer 7 $6.0 Peer 8 $5.3 Long-Term Incentives (LTI) Median CEO TDC $5.1 25P 50P 75P Peer 9 $4.9 CEO SilverBow $3.9 COO CFO Peer 10 $3.5 Peer 11 $3.1 Base Salary Peer 12 $2.0 25P 50P 75P CEO Peer 13 $1.8 COO Peers with mkt cap >$1.2 billion Peer 14 $1.3 CFO Peers with mkt cap <$600 million SilverBow’s executive compensation is between 25th percentile and the median across all metrics Note: Data provided by FW Cook, an independent compensation consultant (February 2024 report). Permission to use neither sought nor obtained (1) Peer Group (in alphabetical order) includes: AMPY, BRY, CPE, CNX, CRK, EGY, GPOR, KOS, MGY, REI, SD, TALO, VTLE, WTI Investor Presentation 29 4/28/2024

Our Directors are Independent, Highly Qualified and Not Conflicted ï Significant financial experience developed through 25 years in the finance sector of the oil and gas industryï Extensive M&A experience at Rivington Capital and serving as CFO of two oil and gas acquisition vehicles exited within 5 years for proceeds of $2.5 billionï Expertise in successfully raising capital at energy companies Gabriel Ellisor ï Significant experience overseeing financial and operational functions at large multinational companies ï Public company CEO and CFO experience at capital-intensive global companies in the energy value chainï Expertise executing strategic transactions, including leading Transocean Kathleen McAllister Partners IPO in 2014 ï Significant understanding of E&P company challenges leveraging 40+ years of industry experience ï Decades of operational expertise, including working as COO of large multinational energy companiesï Track record of overseeing employee safety and minimizing environmental Charles Wampler impacts of E&P operations Investor Presentation 30 4/28/2024

The Choice is Clear for SilverBow Shareholders â–ª As the largest pure play Eagle Ford operator, SilverBow has consistently delivered significant value to shareholders outperforming our E&P peers â–ª Our business has positive momentum, built upon a strong track record of successfully executing our strategy â–ª Kimmeridge has played tactical games, while SilverBow has acted in shareholders’ best interests, including extensive and constructive engagement for over 20 months â–ª Kimmeridge is continuing its proxy fight so that its compromised, conflicted nominees can drive a combination that would destroy SilverBow shareholder value – and undermine SilverBow’s momentum in executing its current value-creation strategy â–ª Our Board has overseen consistent outperformance and has positioned SilverBow to continue delivering shareholder value â–ª Our experienced Board has substantial M&A experience and is open to all paths to creating value Investor Presentation 31 4/28/2024

A Vote for the Company’s Nominees is a Vote for ALL Shareholders’ Interests Vote the WHITE Proxy Card “FOR” SilverBow’s Three Nominees Your vote is critical and we encourage you to support your Board and SilverBow’s ongoing value creation by voting “FOR” Gabriel L. Ellisor, Kathleen McAllister and Charles W. Wampler as Class II Directors We look forward to engaging with you further ahead of the 2024 Annual Meeting and hearing your perspectives. If you have any questions, please call Innisfree M&A Incorporated, SilverBow’s proxy solicitor. (877) 825-8793 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries) Thank you for your continued investment in SilverBow Investor Presentation 32 4/28/2024

Appendix A KTG Proposal Would Have Destroyed SilverBow Shareholder Value Investor Presentation 33 4/28/2024

Kimmeridge's Bid for SilverBow was Just an Attempt to Rescue Itself From its Value-Destroying Laredo Acquisition

SilverBow RESOURCES®

Gas Prices Have Fallen Precipitously Since Kimmeridge's Laredo Acquisition



Strip Price as of 9/30/22
Strip Price as of 3/28/24
Historical Spot Price
Kimmeridge Acquires Laredo
Kimmeridge Acquires BlackBrush
Kimmeridge Proposal to SBOW
$10.00
$8.00
$6.00
$4.00
$2.00
$-
2022
2023
2024
2025

Laredo Asset Value – Then and Now



$825
55% Decrease
$371
Purchase Price
23 YE Reserve Report 1P PV 10

- **Kimmeridge acquisition of Laredo was poorly timed**
  - Kimmeridge's purchase price of $825 million implied a production multiple higher than any reported production multiple for a U.S. gas asset since 2020[1]
  - Kimmeridge's own reserve report indicates that the 1P reserve value is less than 50%[2] of the purchase price, even after substantial capital investment in the asset in 2023
- **Kimmeridge's value destruction**
  - Resulting from KTG's Laredo deal and BlackBrush acquisition, KTG has created an over-leveraged balance sheet, $129 million of liquidity and $160 million in outspend in 2024[3]
- **The value of KTG is down substantially**
  - Since the Laredo acquisition, gas prices have fallen more than 70%[4]
- **Kimmeridge is trying to force SilverBow shareholders to bail out their KTG disaster**
  - Kimmeridge is trying to force SilverBow to acquire KTG for a production multiple that is greater than 95% recent precedents[1]

SilverBow shareholders should not be forced to bail Kimmeridge and its investors out for its overpriced investment in KTG

Source: Enverus
(1) Based on production multiples reported by Enverus for gas focused transactions since 1/1/20
(2) Based on Kimmeridge Reserves Report 1P Reserve value for Kimmeridge Interests (KTG Laredo) of $371 million
(3) Based on Kimmeridge disclosure of $375 million revolver capacity and $255 million drawn and an assumed $9 million cash balance based on net debt of $246 million
(4) Based on September 2022 and March 2024 $/MMBtu front month gas price

Investor Presentation 34 4/28/2024

Kimmeridge's Own Disclosure Showed How Dilutive Their Proposed Deal Would be for SilverBow Shareholders

SilverBow RESOURCES®

Implied KTG Equity Value Based on Implied SilverBow Multiples at $34.00/Share "Offer" Price

All Metrics from Kimmeridge Presentation – Excludes Equity Issuance

	Metric	KTG	SBOW Multiple	Implied KTG Equity Value	Premium / Discount to Kimmeridge's $1.1BN Equity Value Proposal
		Proposal Metrics			
Enterprise Valuation Multiples	FY24 EBITDA	$406	2.7x	$811	(26%)
	FY25 EBITDA	555	2.6x	1,154	5%
	YE23 PDP PV - 10	650	1.1x	452	(59%)
	YE23 1P PV - 10	961	0.8x	482	(56%)
Equity Valuation Multiples	FY24 CFFO (Low / High)(1)	$336 / $378	1.5x	$516 / $580	(53%) / (47%)
	FY25 CFFO(2)	498	1.3x	635	(42%)
	FY24 FCF Yield	(160)	9.7%	NA	NA
	FY25 FCF Yield(3)	55	13.1%	418	(62%)

The $1.4 billion KTG valuation is significantly overstated

- Even using Kimmeridge's own financial projections for KTG and applying SilverBow's implied valuation multiples from the Kimmeridge proposal, KTG's value is inflated across nearly all metrics, likely exacerbated by its smaller size, lower quality assets, and negative free cash flow compared to SilverBow

Dilutive Transaction for SilverBow Shareholders Based on Kimmeridge's Disclosure for Both Companies

Per Share Metrics – Excluding Dilutive Equity Issuance

FY24 CFPS(1)	(29% - 26%)	✖	FY24 FCFPS	(138%)	✖
FY25 CFPS(2)	(23%)	✖	FY25 FCFPS(3)	(34%)	✖

- **The transaction would be dilutive to SilverBow shareholders across all per share operating cash flow and free cash flow metrics in both 2024 and 2025**
- **2025E EBITDA is the wrong value metric**
  - Based on Kimmeridge's own forecasts, SilverBow will generate over $200 million in free cash flow, whereas KTG's strategy requires outspend of over $100 million in FY24 and FY25, burdening SilverBow shareholders with KTG's development costs

The Kimmeridge proposal would destroy SilverBow shareholder value

Note: All forecasts for FY24 and FY25 metrics based on Kimmeridge disclosure except where noted; Balance sheet data as of YE23. We are unable to provide a reconciliation of Kimmeridge's Non-GAAP measures related to SilverBow to the most comparable GAAP financial measures because these measures are those used by Kimmeridge and the information needed to reconcile those Non-GAAP measures to the most comparable GAAP financial measures is not available to SilverBow
(1) KTG FY24 CFFO not disclosed by Kimmeridge; range includes EBITDA less interest expense at the high end and levered FCF plus Capex on the low end
(2) KTG FY25 CFFO based on FY25 FCF plus FY25 Capex of $443 million as disclosed by Kimmeridge
(3) KTG FY25 FCF based on $1.1 billion equity value and 5% FCF yield as disclosed by Kimmeridge

Investor Presentation 35 4/28/2024

SilverBow RESOURCES

Kimmeridge is Running KTG Contrary to its Own White Papers

Kimmeridge has pursued value-destroying production growth, while SilverBow has delivered profitable growth

"A decade of poor capital allocation choices made with a mindset of growth for growth's sake, which has only hurt public equity investors"

Kimmeridge

"Preparing the E&P Sector for the Energy Transition"

All Metrics for SilverBow and KTG Based Upon Kimmeridge Presentations

1Q24 – FY25 Production Growth



58%
10%
SilverBow RESOURCES
KTG / Kimmeridge

FCF Metrics



24E + 25E FCF
24E + 25E FCF / EV
10%
$202
KTG / Kimmeridge
($105)
SilverBow RESOURCES
(8%)

Kimmeridge is also violating the reinvestment rate caps from its own white papers

"Commit to reinvesting less than 70% of cashflow at strip pricing and place a cap on annual reinvestment rates at 80% in the case of better price environments"

Kimmeridge

"Preparing the E&P Sector for the Energy Transition"

All Metrics for SilverBow and KTG Based Upon Kimmeridge Presentations

2024E Reinvestment Rate (CAPEX / EBITDA)



122%
62%
SilverBow RESOURCES
KTG / Kimmeridge
KTG Recommended Reinvestment Rate Cap

…Perhaps someone should write a white paper on KTG!

Note: All forecasts for FY24 and FY25 metrics based on Kimmeridge disclosure except where noted; Balance sheet data as of YE23. We are unable to provide a reconciliation of Kimmeridge's Non-GAAP measures related to SilverBow to the most comparable GAAP financial measures because those measures are those used by Kimmeridge and the information needed to reconcile those Non-GAAP measures to the most comparable GAAP financial measures is not available to SilverBow

Investor Presentation 36 4/28/2024

…and was Trying to Force SilverBow Shareholders Into the Exact Type of Transaction Kimmeridge Warns Other Public E&Ps Against

SilverBow RESOURCES®

*"Private operators have increasingly looked to **maximize short-term production to justify accretion based on a NTM EBITDA multiple**… relatively meaningless metrics in the context of shareholder value creation. At a minimum, investors should be afforded a reconciliation of the impact on the SEC standard measure**, proved developed reserves, underlying decline rate and future development capital required** to sustain production."*

Kimmeridge ***"I Still Haven't Found What I'm Looking For"***

In pushing for the KTG – SilverBow transaction, Kimmeridge was contradicting its own "advice" to public E&Ps

Lower PDP Reserves



YE23 PDP Reserves
1,875
650
SilverBow RESOURCES®
KTG /
Kimmeridge

Higher PDP Decline Rate



PDP Declines(1)
29%
40%
SilverBow RESOURCES®
KTG /
Kimmeridge

All Metrics for SilverBow and KTG based upon Kimmeridge Presentations

Source: Kimmeridge website

(1) Calculated based on FY24 and FY25 annual PDP volumes from both companies' year-end reserve reports

Investor Presentation 37 4/28/2024

KTG's Gas Focused Locations Do Not Compete for Capital vs. SilverBow's Liquids Inventory in the Current Price Environment

SilverBow RESOURCES®

KTG Inventory Does Not Compete for Capital at Current Commodity Prices

- Kimmeridge's inventory, being more gas-weighted, would dilute SilverBow's portfolio and limit the Company's ability to respond to rising oil prices
- Our analysis shows that less than 20% of the combined entity's inventory would achieve an asset level internal rate of return of 25% or higher

KTG Obligations Would be Detrimental to Optimizing Operations and Development Plan

- Kimmeridge's disclosure reveals that KTG assets would significantly raise the pro forma company's capital and midstream commitments, limiting SilverBow's flexibility and compelling it to develop inferior KTG inventory
- Despite other E&Ps, including SilverBow, reducing rigs due to low gas prices, Kimmeridge has increased production to meet these obligations

Gross Inventory by Development Type



IRR at $70/Bbl & $3.25/MMBtu
IRR (%)
140%
120%
100%
80%
60%
40%
20%
--%
Locations by Quartile
3%
97%
24%
6%
14%
56%
46%
4%
14%
36%
39%
5%
24%
32%
31%
4%
15%
50%
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Total
SBOW Liquids
SBOW Dry Gas
KTG Liquids
KTG Dry Gas

Source: Enverus, Kimmeridge website

Note: Liquids = Oil/NGLs. Economics for KTG assume positive Oil diff of $1.00, gas deduct of ($0.15), 32% NGL realization and $0.60 / Mcfe of Opex + GPT; Inventory for both companies shown only includes undeveloped locations as of April 2024 and does not include WIPs or Refracs; DC&F Capex based on SBOW management estimates

Investor Presentation 38 4/28/2024

Appendix B Non-GAAP Definitions and Reconciliations Investor Presentation 39 4/28/2024

Calculation of Adjusted EBITDA & Free Cash Flow ($000s, except per unit metrics) (Unaudited) FY 2023 FY 2020 Net Income (Loss) $ 297,716 $ (309,382) Plus: Depreciation, depletion and amortization $ 219,116 $ 64,564 Accretion of asset retirement obligations 985 354 Interest expense 80,119 31,228 Write-down of oil and gas properties—355,948 Loss (gain) on commodity derivatives, net (241,309) (61,604) Derivative cash settlements collected/(paid) (1) 90,395 39,424 Income tax expense/(benefit) 83,613 20,911 Share-based compensation expense 5,526 4,557 Adjusted EBITDA $ 536,161 $ 146,300 Plus: Monetized derivative contracts $—$ 38,310 Cash interest and bank fees, net (70,853) (28,929) Capital expenditures (2) (408,591) (95,241) Current income tax (expense)/benefit (526) 480 Free Cash Flow $ 56,191 $ 60,920 EBITDA Margin (per Boe) (3) $ 24.75 $ 13.14 Note: Table represents as-reported figures (1) Amounts relate to settled contracts covering the production months during the period (2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs (3) EBITDA margin is calculated as Adjusted EBITDA divided by total production Investor Presentation 40 4/28/2024

Calculation of Cash General & Administrative Expenses ($000s, except per unit metrics) (Unaudited) FY 2023 FY 2020 General and administrative, net $ 24,520 $ 22,608 Less: Share-based compensation expense 5,526 4,557 Cash general and administrative, net $ 18,994 $ 18,051 General and administrative, net (per Boe) $ 1.13 $ 2.03 Less: Share-based compensation expense (per Boe) $ 0.25 $ 0.41 Cash general and administrative, net (per Boe) $ 0.88 $ 1.62 Note: Table represents as-reported figures Investor Presentation 41 4/28/2024

Definition of Non-GAAP Financial Measures Adjusted EBITDA: The Company presents Adjusted EBITDA attributable to common stockholders in addition to reported net income (loss) in accordance with GAAP. Adjusted EBITDA is calculated as net income (loss) plus (less) depreciation, depletion and amortization, accretion of asset retirement obligations, interest expense, net losses (gains) on commodity derivative contracts, amounts collected (paid) for commodity derivative contracts held to settlement, income tax expense (benefit); and share-based compensation expense. Adjusted EBITDA excludes certain items that SilverBow believes affect the comparability of operating results, including items that are generally non-recurring in nature or whose timing and/or amount cannot be reasonably estimated. Adjusted EBITDA is used by the Company’s management and by external users of SilverBow’s financial statements, such as investors, commercial banks and others, to assess the Company’s operating performance as compared to that of other companies, without regard to financing methods, capital structure or historical cost basis. It is also used to assess SilverBow’s ability to incur and service debt and fund capital expenditures. Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA is important as it is considered among the financial covenants under the Company’s First Amended and Restated Senior Secured Revolving Credit Agreement with JPMorgan Chase Bank, National Association, as administrative agent, and certain lenders party thereto (as amended, the “Credit Agreement” and the borrowing facility provided thereby), a material source of liquidity for SilverBow. Please reference the Form 10-K and subsequent reports on Form 8-K for discussion of the Credit Agreement and its covenants. Adjusted EBITDA for Leverage Ratio: In accordance with the Leverage Ratio calculation for the Credit Agreement, the Company makes certain adjustments to its calculation of Adjusted EBITDA. Adjusted EBITDA for Leverage Ratio is calculated as Adjusted EBITDA (defined above) plus pro forma EBITDA contributions related to closed acquisitions. The Company believes that Adjusted EBITDA for Leverage Ratio is useful to investors because it reflects the last twelve months EBITDA used by the administrative agent for the Credit Facility in the calculation of its leverage ratio covenant. Cash General and Administrative Expenses: Cash G&A expenses is a non-GAAP measure calculated as net general and administrative costs less share-based compensation. The Company reports cash G&A expenses because it believes this measure is commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to period. In addition, SilverBow believes cash G&A expenses are used by analysts and others in valuation, comparison and investment recommendations of companies in the oil and gas industry to allow for analysis of G&A spend without regard to stock-based compensation which can vary substantially from company to company. Cash G&A expenses should not be considered as an alternative to, or more meaningful than, total G&A expenses. The Company has provided forward-looking Cash G&A expenses estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant. EBITDA Margin: EBITDA Margin is calculated as Adjusted EBITDA (defined above) divided by oil and gas sales plus amounts collected (paid) for commodity derivative contracts held to settlement. The Company believes that EBITDA Margin Ratio is useful to investors in making comparisons across the peer group. Free Cash Flow and Free Cash Flow per Share: Free cash flow is calculated as EBITDA (defined above) plus (less) monetized derivative contracts, cash interest expense, capital expenditures and current income tax (expense) benefit. The Company believes that free cash flow is useful to investors and analysts because it assists in evaluating SilverBow’s operating performance, and the valuation, comparison, rating and investment recommendations of companies within the oil and gas industry. Free cash flow per share is calculated by taking free cash flow divided by the number of common shares outstanding of the Company at a given date. SilverBow uses this information as one of the bases for comparing its operating performance with other companies within the oil and gas industry. Free cash flow should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. The Company has provided forward-looking free cash flow and free cash flow per share estimates; however, SilverBow is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant. Investor Presentation 42 4/28/2024

Definition of Non-GAAP Financial Measures Total Debt to Adjusted EBITDA (Leverage Ratio): Leverage Ratio is calculated as total debt, defined as long-term debt excluding unamortized discount and debt issuance costs, divided by Adjusted EBITDA (defined above) for the most recently completed 12-month period. The Company has provided a forward-looking Leverage Ratio estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant. PV-10: PV-10 is a non-GAAP measure that represents the estimated future net cash flows from estimated proved reserves discounted at an annual rate of 10 percent before giving effect to income taxes. PV-10 is most comparable to the Standardized Measure which represents the discounted future net cash flows of the after-tax estimated future cash flows from estimated proved reserves discounted at an annual rate of 10 percent, determined in accordance with GAAP. The Company uses non-GAAP PV-10 value as one measure of the value of its estimated proved reserves and to compare relative values of proved reserves amount exploration and production companies without regard to income taxes. Management believes PV-10 value is a useful measure for comparison of proved reserve values among companies because, unlike standardized measure, it excludes future income taxes that often depend principally on the characteristics of the owner of the reserves rather than on the nature, location and quality of the reserves themselves. The Company has provided a PV-10 estimate; however, SilverBow is unable to provide a quantitative reconciliation of this non-GAAP measure to the most directly comparable GAAP measure because the items necessary to estimate such GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant. Reinvestment Rate: Reinvestment rate is defined as capital expenditures divided by the sum of capital expenditures and FCF (defined above) for a given time period. SilverBow believes that reinvestment rate is useful to investors because it reflects the magnitude of capital needed to be invested back into the Company’s operations, relative to the total potential cash flow to which stakeholders could have received. Within the oil and gas industry, shale development typically requires substantial, ongoing capital investments to sustain production due to the nature of high-decline rates in shale wells. SilverBow uses reinvestment rate to supplement its analysis of future capital investments to the business against returns for stakeholders. Reinvestment rate could vary in definition from company to company, and a higher or lower measure does not necessarily indicate better or worse; therefore reinvestment rate should not be considered an alternative to operating income (loss), cash flows provided by (used in) operating activities, cash flows provided by (used in) investing activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Investor Presentation 43 4/28/2024

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent management’s expectations or beliefs concerning future events, and it is possible that the results described in this communication will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this communication, including those regarding our strategy, the benefits of the acquisitions, future operations, guidance and outlook, financial position, prospects, plans and objectives of management are forward-looking statements. When used in this report, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “budgeted,” “guidance,” “expect,” “may,” “continue,” “potential,” “plan,” “project,” “positioned,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, the following risks and uncertainties: risk related to recently completed acquisitions and integrations of these acquisitions; volatility in natural gas, oil and natural gas liquids prices; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; general economic and political conditions, including inflationary pressures, further increases in interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war (including future developments in the ongoing conflicts in Ukraine and the Gaza Strip); the severity and duration of world health events, including health crises, and related economic repercussions, including disruptions in the oil and gas industry, supply chain disruptions, and operational challenges; our ability to execute on strategic initiatives; effectiveness of our risk management activities, including hedging strategy; counterparty and credit market risk; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; developments in world oil and natural gas markets and in oil and natural gas-producing countries; uncertainty regarding our future operating results; and other risks and uncertainties discussed in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2023.

All forward-looking statements speak only as of the date of this communication. You should not place undue reliance on these forward-looking statements. The Company’s capital budget, operating plan, service cost outlook and development plans are subject to change at any time. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this communication are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. The risk factors and other factors noted herein and in the Company’s SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the foregoing. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees are or will be participants in the solicitation of proxies from shareholders in connection with the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The Company has filed a definitive proxy statement (the “Definitive Proxy Statement”) with the SEC on April 9, 2024 in connection with the solicitation of proxies for the 2024 Annual Meeting, together with a WHITE proxy card.

The identity of the participants, their direct or indirect interests, by security holdings or otherwise, and other information relating to the participants are available in the Definitive Proxy Statement (available here) in the section entitled “Security Ownership of Board of Directors and Management” and Appendix F. To the extent holdings of the Company’s securities by the Company’s directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below.

SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain, free of charge, copies of all of the foregoing documents, any amendments or supplements thereto at the SEC’s website (http://www.sec.gov). Copies of the foregoing documents, any amendments or supplements thereto are also available, free of charge, at the “Investor Relations” section of the Company’s website (https://www.sbow.com/investor-relations).